                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of Earliest Event Reported) - December 21, 1997


                                 ---------------


                     AMERICAN BANKERS INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)


           FLORIDA                       0-9633                  59-1985922

(State or other jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

       11222 Quail Roost Drive, Miami, Florida                   33157-6596
      (Address of principal executive offices)                   (Zip Code)


                                 (305) 253-2244
              (Registrant's telephone number, including area code)


                                 ---------------

                                 Not applicable
             (Former name or address, if changed since last report)
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Item 5.  Other Events.

      The Current Report on Form 8-K for American Bankers Insurance Group, Inc., a Florida corporation ("American Bankers"), dated as of January 13, 1998, is hereby amended as follows:

1. On January 28, 1998 American Bankers, American International Group, Inc., a Delaware corporation ("AIG") and AIGF, Inc., a Florida corporation and a wholly-owned subsidiary of AIG ("AIGF") entered into Amendment No. 1 to the Agreement and Plan of Merger dated as of December 21, 1997, as amended and restated as of January 7, 1998 among American Bankers, AIG and AIGF (the "Merger Agreement") to amend the definition of "Election Deadline" contained therein. As so amended, the Election Deadline will occur on the third trading day prior to the date of the consummation of the Merger (as defined in the Merger Agreement) (see attached Exhibit A).
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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, American Bankers Insurance Group, Inc. has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN BANKERS
                                    INSURANCE GROUP, INC.



                                    By:     /s/ Floyd G. Denison
                                         --------------------------------
                                         Name:  Floyd G. Denison
                                         Title: Executive Vice President,
                                                Finance


Date:  February 3, 1998
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                                                                       EXHIBIT A
                AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

     AMENDMENT No. 1, dated as of January 28, 1998 (the "Amendment"), to that certain Agreement and Plan of Merger, dated as of December 21, 1997, as amended and restated as of January 7, 1998 (the "Agreement"), among American Bankers Insurance Group, Inc., a Florida corporation ("ABIG"), American International Group, Inc., a Delaware corporation ("AIG") and AIGF, Inc., a Florida corporation and a wholly-owned subsidiary of AIG ("AIGF").

     WHEREAS, pursuant to Section 9.2 of the Agreement, ABIG, AIG and AIGF have determined to amend Section 4.1(e) of the Agreement.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, ABIG, AIG and AIGF hereby agree as follows:

          1. All capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Agreement.

          2. The first two sentences of the second paragraph in Section 4.1(e) of the Agreement are hereby deleted in their entirety and in lieu thereof the following shall be inserted:

             Parent and the Company each shall use its best efforts to make the Election Form available to all persons who become holders of record of Common Shares during the period between the record date for the Common Stockholders Meeting and 5:00 P.M., New York City time, on the third trading day prior to the date of the consummation of the Merger (the "Election Deadline"). Parent will publicly announce the Election Deadline not later than 10:00 A.M. on the trading day preceding the date on which the Election Deadline occurs.

          3. As amended hereby, the Agreement shall remain and continue in full force and effect pursuant to its terms, and ABIG, AIG and AIGF hereby confirm all of the terms of the Agreement as amended by this Amendment No. 1.

          4. This Amendment shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the law of the State of Delaware without regard to the conflict of law principles thereof.

          5. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                      AMERICAN BANKERS INSURANCE GROUP, INC.

                                      By: /s/ GERALD N. GASTON
                                         ---------------------------------------
                                              Name: Gerald N. Gaston
                                              Title: Vice Chairman, President
                                                     and Chief Executive Officer

                                      AMERICAN INTERNATIONAL GROUP, INC.

                                      By: /s/ HOWARD I. SMITH
                                         ---------------------------------------
                                              Name: Howard I. Smith
                                              Title: Executive Vice President

                                      AIGF, INC.

                                      By: /s/ HOWARD I. SMITH
                                         ---------------------------------------
                                              Name: Howard I. Smith
                                              Title: President